Summary Prospectus February 1, 2011
Sterling Capital National Tax-Free Money Market Fund (formerly BB&T National Tax-Free Money Market Fund)

Class A Shares BNAXX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2011, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.sterlingcapitalfunds.com/funds. You can also get this information at no cost by calling 800-228-1872 or by sending an e-mail request to fundinfo@sterling-capital.com.

Investment Objective

The Fund seeks to provide dividend income exempt from federal regular income tax consistent with stability of principal.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class A
Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	None

Maximum Deferred Sales Charge (load) (as a % of redemptions)	None

Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Shares
Management Fees	0.25%

Distribution and Service (12b-1) Fees	0.50%

Other Expenses	0.23%

Total Annual Fund Operating Expenses	0.98%

Fee Waiver or Expense Reimbursement[1]	–0.30%

Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement[1]	0.68%

1 The Adviser has contractually agreed to limit the advisory fees paid by the Fund to 0.20% (the “Advisory Fee Limit”) for the period from March 1, 2009 through February 29, 2012. From March 1, 2010 through February 29, 2012 the Adviser may recoup from the Fund all or a portion of the advisory fees that it voluntarily waives beyond the Advisory Fee Limit during the period from March 1, 2009 through February 29, 2012 (the “Recoupment Amount”), subject to certain limitations. The Adviser may not recoup any amount from the Fund if the Recoupment Amount plus the Advisory Fee Limit would exceed the Management Fee noted above. This contractual limitation will automatically terminate upon termination of the Investment Advisory Agreement or the Administration Agreement between the Fund and the Adviser/Administrator. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A Shares of the Fund to 0.25% for the period from February 1, 2011 through January 31, 2012. This contractual limitation may be terminated during this period only by the Fund, and will automatically terminate upon termination of the Underwriting Agreement or the 12b-1 Plan with respect to the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for the expiration of the current contractual advisory fee limitation on February 29, 2012 and the expiration of the current contractual 12b-1 fee limitation on January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1	3	5	10
	Year	Years	Years	Years
Class A Shares	$69	$282	$512	$1,174

You would pay the following expenses if you did not redeem your shares:

	1	3	5	10
	Year	Years	Years	Years
Class A Shares	$69	$282	$512	$1,174

Strategy, Risks and Performance

Principal Strategy
To pursue its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in investments, the income of which is exempt from federal income tax. The Fund invests, under normal market conditions, primarily in a portfolio of short-term, high-quality, tax-exempt securities issued by states and political subdivisions, industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities and other public agencies. The Fund will principally invest in the following securities: (a) tax-exempt securities such as the following types, some of which may be subject to credit enhancement: variable rate demand instruments, municipal notes, general obligation bonds, special revenue bonds, private activity bonds, and tax-exempt commercial

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paper; and (b) interests in securities of other investment companies. The Fund will invest its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax and the federal alternative minimum tax for individuals and corporations. The Fund also may invest in securities of other investment companies.

The Fund will maintain a dollar-weighted average maturity (WAM) of 60 days or less and will maintain a dollar-weighted average life to maturity (WAL) of 120 days or less. For purposes of calculating WAM, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate readjustment. For purposes of calculating WAL, the maturity of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day WAL limitation could serve to limit the Fund’s ability to invest in adjustable rate securities. In addition, the Fund will limit the maturity of each security in its portfolio to 397 days or less (45 days or less with respect to securities that are Second Tier Securities, as defined in Rule 2a-7 under the Investment Company Act of 1940). The Fund generally holds portfolio securities until such securities mature, but may dispose of securities (1) that fail to meet the investment adviser’s credit quality criteria, (2) to effect greater overall diversification of the Fund’s portfolio, or (3) to the extent required by Rule 2a-7 under the Investment Company Act of 1940.

Principal Risks
Below are all of the principal risks of investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds. Certain of the Fund’s investments may be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively. When the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively affected). Certain factors, such as the presence of call features, also may cause a particular security invested in by the Fund, or the Fund as a whole, to exhibit less sensitivity to changes in interest rates.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the adviser’s or sub-adviser’s credit assessment.

Tax Risk: The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences. Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.

Counterparty Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation. This could cause the Fund to lose the benefit of a transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.

Prepayment/Call Risk: When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. Also, when interest rates fall, the price of municipal mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates or that have greater credit risk or other less favorable characteristics. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

Sector Risks: A substantial part of the Fund’s portfolio may be comprised of securities credit enhanced by companies in similar businesses or with similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these companies. Developments affecting these companies might include changes in interest rates, changes in economic cycles affecting credit losses and regulatory changes.

Credit Enhancement Risk: The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit-enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

Risks Associated with Investing Share Proceeds: On days during which there are net purchases of Fund shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund’s yield will likely decrease. Conversely, net purchases on days on which short term yields rise will cause the Fund’s yield to increase. The larger the amount that must be invested or the greater the difference between the yield of the securities purchased and the yield of existing investments, the greater the impact will be on the yield of the Fund. In the event of significant changes in short term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.

Risks Associated with the Use of Amortized Cost: In the unlikely event that the Fund’s Board of Trustees (“Board”) were to determine, pursuant to Rule 2a-7 of the Investment Company Act of 1940, that the extent of the deviation between the Fund’s amortized cost per

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share and its market-based net asset value per share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair results, including, but not limited to, considering suspending redemption of shares and liquidating the Fund.

Changing Distribution Levels Risk: There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund’s yield will vary. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and could impair the Fund’s ability to maintain a stable net asset value.

For more information about the Fund’s risks, please see the Fund’s prospectus or SAI.

An investment in the Fund is not a deposit or an obligation of Branch Banking and Trust Company, BB&T Corporation, their affiliates, or any bank. Also, your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows the Fund’s average annual returns for 1 year and since the Fund’s inception. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.sterlingcapitalfunds.com or by calling 1-800-228-1872.

Class A Shares Annual Total Returns for years ended 12/31

Best quarter:	0.78%	09/30/07
Worst quarter:	0.00%	12/31/10

Average Annual Total Returns as of December 31, 2010

		Since
	1	Inception
	Year	(8/1/06)
Class A Shares	0.01%	1.47%

As of December 31, 2010, the Fund’s 7-day yield for Class A Shares was 0.01%. For current yield information on the Fund call 1-800-228-1872.

Management

Investment Adviser
Sterling Capital Management LLC

Sub-Adviser
Federated Investment Management Company

Purchase and Sale of Fund Shares

	Minimum	Minimum
	Initial	Subsequent
Class A Shares	Investment	Investment
Regular Account	$1,000	$0
Automatic Investment Plan	$25	$25

You may buy or sell shares on any business day by contacting your financial representative or contacting the Fund (i) by mail at Sterling Capital Funds, P.O. Box 9762, Providence, RI 02940-9762; or (ii) by telephone at 1-800-228-1872. In addition, shares are available for purchase at www.sterlingcapitalfunds.com.

Tax Information

Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to federal income tax, but may be subject to the federal alternative minimum tax and to state and local taxes. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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NTF-02/11

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